lululemon athletica inc.

            LIMITED POWER OF ATTORNEY

           FOR SECTION 16(a) REPORTING

 KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby revokes any prior power of attorney regarding reporting requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended

(the "Exchange Act") with respect to equity securities of the Company, and hereby makes, constitutes and appoints Winston Cummins and Erin Nichols,

and each of them, as the undersigned's true and lawful attorney-in-fact

(the "Attorney-in-Fact"), with full power of substitution and resubstitution, each with the power to act alone for the undersigned and in the undersigned's name, place and stead, in any and all capacities to:

 1. Prepare, execute, deliver and file with the United

States Securities and Exchange Commission, any national securities exchange and lululemon athletica inc. (the "Company") any and all reports (including any amendment thereto) of the undersigned required or considered advisable under Section 16(a) of the Exchange Act,

and the rules and regulations thereunder, with respect to the equity securities of the Company, including Form 3 (Initial Statement of

Beneficial Ownership of Securities), Form 4 (Statement of Changes in

Beneficial Ownership), and Form 5 (Annual Statement of Changes in

Beneficial Ownership); and

 2. Seek or obtain, as the undersigned's representative and

on the undersigned's behalf, information on transactions in the Company's equity securities from any third party, including the Company, brokers,

dealers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such third party to release any such information to the Attorney-in-Fact.

 The undersigned acknowledges that:

 1. This Limited Power of Attorney authorizes, but does not

require, the Attorney-in-Fact to act at his or her discretion on information provided to such Attorney-in-Fact without independent verification of such information;

 2. Any documents prepared and/or executed by the

Attorney-in-Fact on behalf of the undersigned pursuant to this

Limited Power of Attorney will be in such form and will contain such information as the Attorney-in-Fact, in his or her discretion, deems necessary or desirable;

 3. Neither the Company nor the Attorney-in-Fact assumes any liability for the undersigned's responsibility to comply with the requirements of Section 16 of the Exchange Act, any liability of the undersigned for any failure to comply with such requirements, or any liability of the undersigned for disgorgement of profits under

Section 16(b) of the Exchange Act; and

 4. This Limited Power of Attorney does not relieve the

undersigned from responsibility for compliance with the undersigned's obligations under Section 16 of the Exchange Act, including, without,

limitation, the reporting requirements under Section 16(a) of the

Exchange Act.

 The undersigned hereby grants to the Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite,

necessary or convenient to be done in connection with the foregoing,

as fully, to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that the

Attorney-in-Fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by authority of this Limited Power of Attorney.

 This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 or 5 with respect to the undersigned's holdings of and transactions in equity securities of the Company, and shall only be revoked upon the earliest of (i) revocation by the undersigned in a signed writing delivered to the Attorney-in-Fact or to the Secretary of the Company,

(ii) termination of the undersigned's service as an employee or director

(as applicable) of the Company, (iii) termination of the Attorney-in-Fact's service as an officer or other employee of the Company, or (iv) execution of a subsequent power of attorney by the undersigned which specifically provides for the revocation of any prior power of attorney regarding reporting requirements under Section 16(a) of the Exchange Act.

 This Limited Power of Attorney shall be governed and construed in accordance the laws of the State of Delaware without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

 IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of February 2, 2016.

 Signature: /s/ Kathryn Henry